Exhibit 10.1.2

HCP, Inc.

1920 Main Street, Suite 1200

Irvine, CA 92614

Attention: General Counsel

December 29, 2014

Re: First Amendment to Amended and Restated Master Lease and Security Agreement and Option Exercise Notice

Dear Sir or Madam:

Reference is made to that certain Amended and Restated Master Lease and Security Agreement (the “NNN Lease”), dated as of August 29, 2014, by and among the Lessors identified therein  (“Lessors”), and Emeritus Corporation, Summerville at Hazel Creek, LLC, and Summerville at Prince William, Inc., as Lessees (each, a “Lessee”).  Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the NNN Lease.

Pursuant to Section 31.4 of the NNN Lease,  each Lessee has been granted a purchase option with respect to certain Facilities identified on Schedule 31.4 to the NNN Lease.  The parties hereto agree that this letter (this “Notice and Amendment”)  shall serve as the Option Exercise Notice as described in Section 31.4.1 of the NNN Lease.

The parties hereto hereby agree that the NNN Lease shall be amended hereby to delete Schedule 31.4 and to insert in lieu thereof Schedule 1 attached hereto (as so amended, “Modified Schedule 31.4”).  In accordance with the terms of Section 31.4, the Lessees hereby notify you that (i) the Lessees have opened escrow with First American Title Company (“Escrow Agent”) by delivery of this letter, together with a copy of the NNN Lease, on December 30, 2014 and (ii) the Lessees hereby exercise their respective rights to acquire each of the nine (9) Facilities set forth on Modified Schedule 31.4 for an aggregate purchase price equal to $60,000,000.  The allocated purchase price and attendant rent reduction for each such Facility is set forth on Modified Schedule 31.4.    Lessors shall, as soon as reasonably practicable following the consummation of the transactions contemplated hereby, reallocate any rent currently allocated to the Facilities and not reduced pursuant to Modified Schedule 31.4 to the remaining Facilities in the NNN Lease, and shall notify Lessees of such reallocation in writing.  The parties hereto agree that the real property and FF&E allocations for each Facility shall be as set forth on Schedule 2 attached hereto.

The parties hereto agree that,  provided no Event of Default arising as a result of the failure to pay Minimum Rent has occurred and is continuing hereunder, the consummation of the acquisition of the Facilities set forth on Modified Schedule 31.4 by the Lessees (or by any designee, at such Lessee’s written direction) shall occur, with respect to each such Facility, by release of the purchase price and transfer documents from escrow on December 31, 2014, with effect as of January 1, 2015.  Notwithstanding the foregoing, if all required regulatory approvals for any such Facility shall not have been obtained prior to December 31, 2014, the Lessees shall give notice thereof to Lessors prior to December 31, 2014, and the consummation of the acquisition of such Facility by the applicable Lessee (or its designee) shall occur on any date specified in a later notice given by the Lessees to Lessor not less than five (5) Business Days prior to such specified date, provided, however, that the consummation of the acquisition of such Facility shall in any event occur prior to the expiration of the NNN Lease term, including any applicable extensions thereto,  and if the consummation of the acquisition of such Facility does not occur by such date, the option for such facility referenced in this letter shall be deemed terminated.  The parties hereto agree that Section 31.4.4 of the NNN Lease is hereby deleted in its entirety.

As required by Section 31.4 of the NNN Lease, attached hereto as Exhibit A is a Reaffirmation of the Guaranty.

As amended by this Notice and Amendment, the terms and provisions of the NNN Lease are hereby ratified and confirmed in all respects.    The parties hereto acknowledge, agree and reaffirm that (i) except as otherwise expressly provided in the NNN Lease (as hereby amended) to the contrary and for the limited purposes so provided, the NNN Lease (as hereby amended) is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit, and (ii) except as otherwise required by Legal Requirements or any accounting rules or regulations, the NNN Lease (as hereby amended) shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and Lessors shall be entitled to all the benefits of ownership of the Leased Property, including depreciation for all federal, state and local tax purposes.

[Remainder of page intentionally left blank]

Please confirm your agreement with the terms of this Notice and Amendment by executing this Notice and Amendment in the space provided below and returning the fully executed document to the undersigned.

Best,

/s/ Todd Kaestner

Todd Kaestner

Cc:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Harris B. Freidus, Esq. and Salvatore Gogliormella, Esq.

Skadden, Arps, Slate, Meagher & Flom, LLP

155 N. Wacker Drive

Suite 2700

Chicago, IL 60606

Attention: Nancy Olson, Esq.

Acknowledged and Agreed by:

HCP, INC.

By: /s/ Kendall K. Young_____

Name: Kendall K. Young______

Its: ___Executive Vice President

Schedule 1

Purchase Option Properties

Property	Purchase Price	Rent Reduction
Osprey Court, Emeritus at	[***]	[***]
Snohomish, Emeritus at	[***]	[***]
Hemet, Emeritus at	[***]	[***]
Lynnwood, Emeritus at	[***]	[***]
Stone Mountain	[***]	[***]
Eldorado Heights	[***]	[***]
Dry Creek	[***]	[***]
Heritage, Emeritus at The	[***]	[***]
Peachtree Village, Emeritus at	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Schedule 2

Real Property and FF&E Allocations

Property	Purchase Price	Real Property Allocation	FF&E Allocation
Osprey Court, Emeritus at	[***]	[***]	[***]
Snohomish, Emeritus at	[***]	[***]	[***]
Hemet, Emeritus at	[***]	[***]	[***]
Lynnwood, Emeritus at	[***]	[***]	[***]
Stone Mountain	[***]	[***]	[***]
Eldorado Heights	[***]	[***]	[***]
Dry Creek	[***]	[***]	[***]
Heritage, Emeritus at The	[***]	[***]	[***]
Peachtree Village, Emeritus at	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A

Guaranty Reaffirmation

HCP, Inc.
1920 Main Street, Suite 1200
Irvine, CA 92614
Attention: General Counsel

December 29, 2014

Dear Sir or Madam:

Reference is made to that certain Amended and Restated Master Lease and Security Agreement (the “NNN Lease”), dated as of August 29, 2014, by and among the Lessors identified therein (“Lessors”), and Emeritus Corporation, Summerville at Hazel Creek, LLC, and Summerville at Prince William, Inc., as Lessees (each, a “Lessee”). Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the NNN Lease.

Pursuant to Section 31.4 of the NNN Lease, each Lessee has been granted a purchase option with respect to certain Facilities identified on Schedule 31.4 to the NNN Lease, as amended by that certain Notice and Amendment dated as of the date hereof (the “Notice and Amendment”). The Notice and Amendment served as the Option Exercise Notice as described in Section 31.4.1 of the NNN Lease.

Pursuant to the Notice and Amendment, Brookdale will acquire certain facilities from HCP effective as of January 1, 2015. Brookdale hereby notifies HCP that (i) the required regulatory approvals (the “Required Approvals”) for the Facility known as Emeritus at The Heritage (the “Heritage Facility”) will not be obtained on or prior to December 31, 2014 and (ii) Brookdale shall not acquire the Heritage Facility until such time as the Required Approvals are obtained. Pursuant to the terms of the Notice and Amendment, and notwithstanding the terms of  Section 34.1 of the NNN Lease, Brookdale will notify HCP by separate written notice, not less than five (5) business days prior to the proposed acquisition date for the Heritage Facility, which in any event shall not occur until the Required Approvals have been obtained, and the parties shall consummate the acquisition promptly following the delivery of such notice.

Best,

/s/ Todd Kaestner

Todd Kaestner

Cc:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Harris B. Freidus, Esq. and Salvatore Gogliormella, Esq.

Skadden, Arps, Slate, Meagher & Flom, LLP
155 N. Wacker Drive
Suite 2700
Chicago, IL 60606
Attention: Nancy Olson, Esq.

Acknowledged and Agreed by:

HCP, INC.

By:/s/ Kendall K. Young
Name:Kendall K. Young
Its: Executive Vice President

2

GUARANTY REAFFIRMATION

This Guaranty Reaffirmation (this “Reaffirmation”) is made and entered into as of December 29, 2014, by Brookdale Senior Living Inc. as “Guarantor”  (“Guarantor”), in favor of each of the entities identified as a “Lessor” on Schedule I (each, a “Lessor”).

RECITALS

1.Each Lessor is a “Lessor”, and each Lessee identified on Schedule I as such is a “Lessee” under that certain Amended and Restated Master Lease and Security Agreement, dated as of August 29, 2014, by and among the Lessors and Lessees (the “NNN Lease”).

2.Guarantor has guaranteed Lessee’s obligations under NNN Lease pursuant to that certain Guaranty of Obligations dated as of August 29, 2014 (the “Original Guaranty”).

3.Pursuant to Section 31.4 of the NNN Lease, the Lessees have exercised their rights to acquire certain of the Facilities (as such term is defined in the NNN Lease) (the “Purchase Option”).

4.As a condition to the effectiveness of Lessee’s exercise of the Purchase Option, Guarantor is required to reaffirm its obligations under the Original Guaranty, including with respect to Lessee’s payment and performance obligations in connection with the consummation of the transactions contemplated by the Purchase Option.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound, hereby agrees for the benefit of the Lessors as follows:

1.Reaffirmation. Guarantor hereby (i) reaffirms all of its obligations under the Original Guaranty, including with respect to Lessee’s payment and performance obligations in connection with the consummation of the transactions contemplated by the Purchase Option, (ii) ratifies and confirms that all of the terms, covenants, indemnifications and other provisions set forth in the Original Guaranty remain in full force and effect without impairment in any respect, and (iii) represents and warrants that it has full power, authority and legal right to execute and deliver this Reaffirmation.

2.Fees and Costs. Guarantor shall promptly pay upon demand the out of pocket attorney’s fees and expenses incurred by Lessors and their affiliates in connection with this Reaffirmation.

3.Electronic Signatures. Telecopied signatures or signatures delivered via electronic mail in portable document format (.pdf) may be used in place of original signatures on this

Reaffirmation, and Lessees and Guarantor intend to be bound by the signatures of the telecopied or emailed document.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, Guarantor shall cause this Reaffirmation  to be executed as of the date first above written.

GUARANTOR:

Brookdale Senior Living Inc., a Delaware corporation

By: /s/ H. Todd Kaestner__

Name: Todd Kaestner

Title: Executive Vice President—Corporate Development

[Signature Page to Guaranty Reaffirmation]

SCHEDULE I

Lessors and Lessees

Lessees:

Emeritus Corporation

Summerville at Hazel Creek, LLC

Summerville at Prince William, Inc.

Lessors:

HCP AUR1 California A Pack, LLC

HCP EMOH, LLC

HCP Hazel Creek, LLC

HCP MA2 California, LP

HCP MA2 Massachusetts, LP

HCP MA2 Ohio, LP

HCP MA2 Oklahoma, LP

HCP MA3 California, LP

HCP MA3 South Carolina, LP

HCP MA3 Washington, LP

HCP Partners, LP

HCP Senior Housing Properties Trust

HCP SH Eldorado Heights LLC

HCP SH ELP1 Properties, LLC

HCP SH ELP2 Properties, LLC

HCP SH ELP3 Properties, LLC

HCP SH Lassen House, LLC

HCP SH Mountain Laurel, LLC

HCP SH Mountain View, LLC

HCP SH River Valley Landing, LLC

HCP SH Sellwood Landing, LLC

HCP ST1 Colorado, LP

HCP, Inc.

HCPI Trust

[Schedule I]